                                                                    Exhibit 20.1

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7


Section 7.3 Indenture                                            Distribution Date:                                       3/15/2004
-----------------------------------------------------------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                       573,794.55
            Class B Note Interest Requirement                        60,022.46
            Class C Note Interest Requirement                       118,684.24
                      Total                                         752,501.25

       Amount of the distribution allocable to the interest on the Notes per $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                          0.91079
            Class B Note Interest Requirement                          1.14329
            Class C Note Interest Requirement                          1.75829

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                         630,000,000
            Class B Note Principal Balance                          52,500,000
            Class C Note Principal Balance                          67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account            7,500,000.00

(v)    Required Owner Trust Spread Account Amount                 7,500,000.00


                                                              By:
                                                                               --------------------

                                                              Name:            Patricia M. Garvey
                                                              Title:           Vice President

-----------------------------------------------------------------------------------------------------------------------------------